EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Medical Makeover Corporation of America (the "Company") on Form 10-KSB/A-1 for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  September 16, 2008       By:    /s/ Douglas P. Martin
                                ---------------------------------
                                Douglas P. Martin
                                President and Chief Financial Officier







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A signed  original of this  written  statement  required by Section 906 has been provided to Echo Resources, Inc. and will be retained by Echo Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.